UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2021

HORIZON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39465	98-1545465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 200 Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

(203) 298-5300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	HZAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	HZAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 8, 2021, Horizon Acquisition Corporation (“Horizon”) issued a press release announcing that it intends to voluntarily delist all of Horizon’s securities from The New York Stock Exchange (“NYSE”) upon the consummation of its pending business combination (the “Business Combination”) with Vivid Seats Inc., a Delaware Corporation (“Vivid Seats”), including each of Horizon’s units, public shares and public warrants currently listed on the NYSE under the symbols “HZAC.U,” “HZAC” and “HZAC WS,” respectively. As previously disclosed, on April 21, 2021, Horizon, entered into a Transaction Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among Horizon, Horizon Sponsor, LLC, a Delaware limited liability company (“Sponsor”), Hoya Topco, LLC, a Delaware limited liability company (“Hoya Topco”), Hoya Intermediate, LLC, a Delaware limited liability company (“Hoya Intermediate”), and Vivid Seats. The Business Combination remains subject to final shareholder approval at Horizon’s extraordinary general meeting on October 14, 2021 and satisfaction of other customary closing conditions.

Pursuant to the Transaction Agreement, upon the closing of the Business Combination Horizon will merge with and into Vivid Seats (the “Merger”), upon which the separate corporate existence of Horizon will cease and Vivid Seats will become the surviving corporation. At the time when the Merger becomes effective pursuant to the Transaction Agreement (the “Effective Time”), by virtue of the Merger and without any action on the part of any holder of Horizon ordinary shares or warrant of Horizon, (i) each Horizon ordinary share that is issued and outstanding immediately prior to the Effective Time (other than any Horizon ordinary shares held in the treasury of Horizon) will be cancelled and converted into one share of Vivid Seats Class A common stock; and (ii) each Horizon warrant that is issued and outstanding immediately prior to the Effective Time will be converted into a corresponding Vivid Seats warrant exercisable for one share of Vivid Seats Class A common stock at an exercise price set forth in the applicable warrant agreement.

On October 8, 2021, Horizon notified the NYSE that, subject to final shareholder approval at Horizon’s extraordinary general meeting on October 14, 2021, fulfillment of all The Nasdaq Capital Market (the “Nasdaq”) listing requirements and satisfaction of other customary closing conditions of the Business Combination, it intends to voluntarily delist all of its securities from the NYSE and list its post-Business Combination securities on the Nasdaq following the consummation of the Business Combination, which is currently expected to occur on October 18, 2021 (the “Closing Date”). Horizon expects the last day of trading on the NYSE for its listed securities to be on or about October 18, 2021, on which date Horizon intends to file a Form 25 with respect to the delisting of its securities from the NYSE with the Securities and Exchange Commission (the “SEC”).

Subject to final shareholder approval of the Business Combination at Horizon’s extraordinary general meeting on October 14, 2021 and satisfaction of other customary closing conditions to the Business Combination, trading of Vivid Seats common shares and warrants on Nasdaq is currently expected to begin on or about October 19, 2021 under the ticker symbols “SEAT” and “SEATS WS,” respectively. Until the Business Combination has been consummated and the transfer to Nasdaq is complete, Horizon’s units, public shares and public warrants will continue to trade on the NYSE. Horizon will not have any units traded following the Closing Date.

A copy of the press release is furnished hereto as Exhibit 99.1.

About Horizon Acquisition Corporation

Horizon is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Horizon is sponsored by the Sponsor, an affiliate of Eldridge Industries, LLC (“Eldridge”). Horizon is led by Todd L. Boehly, the Co-founder, Chairman and Chief Executive Officer of Eldridge. Horizon’s securities are traded on NYSE under the ticker symbols HZAC, HZAC WS and HZAC.U. Learn more at https://www.horizonacquisitioncorp.com/.

About Vivid Seats

Founded in 2001, Vivid Seats is a leading online ticket marketplace committed to becoming the ultimate partner for connecting fans to the live events, artists, and teams they love. Based on the belief that everyone should “Experience It Live”, the Chicago-based company provides exceptional value by providing one of the widest selections of events and tickets in North America and an industry leading Vivid Seats Rewards program where all fans earn on every purchase. Vivid Seats has been chosen as the official ticketing partner by some of the biggest brands in the entertainment industry including ESPN, Rolling Stone, and the Los Angeles Clippers. Through its proprietary software and unique technology, Vivid Seats drives the consumer and business ecosystem for live event ticketing and enables the power of shared experiences to unite people. Vivid Seats is recognized by Newsweek as America’s Best Company for Customer Service in ticketing. Fans who want to have the best live experiences can start by downloading the Vivid Seats mobile app, going to vividseats.com, or calling at 866-848-8499.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, Horizon has filed a registration statement with the SEC on Form S-4, which was declared effective on September 23, 2021, and includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed Business Combination. INVESTORS AND SECURITY HOLDERS OF HORIZON ACQUISITION CORPORATION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIVID SEATS, HORIZON AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus will be mailed to shareholders of Horizon as of a record date of September 7, 2021 established for voting on the proposed Business Combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Participants in Solicitation

Horizon and its directors and executive officers may be deemed participants in the solicitation of proxies from Horizon’s members with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Horizon is contained in Horizon’s filings with the SEC, including Horizon’s annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on May 10, 2021, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Horizon Acquisition Corporation, 600 Steamboat Road, Suite 200, Greenwich, CT 06830. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed Business Combination when available. Vivid Seats and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Horizon in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement for the proposed Business Combination when available.

Caution Concerning Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used herein, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Vivid Seats’ or Horizon’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the Business Combination (including due to the failure to receive required shareholder approvals or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain the listing of Vivid Seats’ shares on the Nasdaq following the Business Combination; costs related to the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; Horizon and Vivid Seats’ ability to manage growth; Horizon and Vivid Seats’ ability to execute its business plan and meet its projections; potential litigation involving Vivid Seats or Horizon; changes in applicable laws or regulations, and general economic and market conditions impacting demand for Vivid Seats or Horizon products and services, and in particular economic and market conditions in the entertainment/technology/software industry in the markets in which Vivid Seats and Horizon operate; Vivid Seats’ ability to update its IT systems; developments regarding the COVID-19 pandemic; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Horizon’s other filings with the SEC. None of Vivid Seats or Horizon undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2021	HORIZON ACQUISITION CORPORATION

	By:	/s/ Todd Boehly
	Name:	Todd Boehly
	Title:	Chairman, Chief Executive Officer and Chief Financial Officer